UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2026

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant's Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On June 17, 2026, Investar Holding Corporation (the “Company”), through and with the approval of the audit committee of the board of directors of the Company (the “Audit Committee”), dismissed BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm.

Prior to BDO’s engagement, the Company’s financial statements were audited by HORNE LLP (“Horne”). On November 1, 2025, the partners and professional staff of Horne joined BDO. As a result of this transaction, Horne resigned as the Company’s independent registered public accounting firm on November 1, 2025, and on November 3, 2025, the Company appointed BDO as its independent registered public accounting firm.

The reports of BDO (formerly Horne) regarding the Company’s financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the interim period from the end of the most recently completed fiscal year through June 17, 2026, the date of dismissal, there were (a) no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements, and (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter furnished by BDO, dated June 19, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 17, 2026, the Audit Committee engaged Wipfli LLP (“Wipfli”) to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the Company’s fiscal years ended December 31, 2025 and 2024, and during the interim period from the end of the most recently completed fiscal year through June 17, 2026, the date of engagement of Wipfli, neither the Company nor anyone on behalf of the Company consulted with Wipfli regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that Wipfli concluded was an important factor considered by the Company in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv), and the related instructions thereto, and (v), respectively, of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from BDO USA, P.C. dated June 19, 2026
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: June 22, 2026	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer